UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2014


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53310                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (866) 926-6427
           (Issuer's telephone/facsimile numbers, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

TRANSACTIONS WITH GEL PROPERTIES, LLC ("GEL")

On April 28, 2014, we issued a $40,000 8% Convertible Redeemable Note to GEL (the "GEL Note") in exchange for a $40,000 Collateralized Secured Promissory Note due December 27, 2014 (contingent on our continuing to meet current information requirements of Rule 144 under the Securities Act) issued by GEL to us (the "GEL Payment Note"), bearing interest at the rate of 8% per annum and secured by a $75,000 8% convertible promissory note issued by BioNeutral, Inc. to GEL. Provided, however, we agreed that to reimburse GEL $6,000 in legal fees and due diligence fees paid by GEL.

The GEL Note is due and payable on April 28, 2015, with interest payable in shares of common stock. If we fail to repay the GEL Note when due, or if other events of default thereunder apply, a default interest rate of 24% per annum will apply. In addition, if we fail to issue unrestricted stock to GEL within three business days of receipt of a notice of conversion, we must pay a $250 per day penalty, which fee increases to $500 per day beginning on the tenth day. We may not prepay the GEL Note.

The GEL Note is convertible into shares of our common stock at a conversion price equal to 62% of the lowest closing bid price of our common stock for the five trading days on or prior to the date upon which notice of conversion is received, subject to reduction to 55% if there is DTC Chill placed on our shares of common stock.

The GEL Note was issued pursuant to the exemption from registration set forth in
Section 4(2) of the Securities Act of 1933 and regulations promulgated thereunder. We believe that GEL is an accredited investor and had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

The descriptions above of the GEL Note and the GEL Payment Note do not purport to be complete and are qualified in their entirety by reference to the full text of the GEL Note and the GEL Payment Note, a copy of which is filed as 4.1 and
99.1 hereto, respectively.

TRANSACTIONS WITH LG CAPITAL FUNDING, LLC ("LG")

On May 24, 2014, we entered into a Securities Purchase Agreement with LG (the "LG SPA") under which we agreed to issue two 9% convertible notes in the principal amount of $50,000 each for an aggregate principal amount of $100,000 (each a "LG Note") in exchange for (i) $50,000 in cash for the first LG Note; and (ii) for the second LG Note, a $50,000 promissory note issued by LG to us (the "LG Payment Note") due January 30, 2015 (contingent on our continuing to meet current information requirements of Rule 144 under the Securities Act) issued by GEL to us, bearing interest at the rate of 8% per annum and secured by a pledge of the second LG Note; provided, however, that LG may substitute other collateral with equivalent appraised value upon three days prior written notice if we do not object. The second LG Note may not be converted until the LG Payment Note is fully paid. Provided, however, that we have agreed to reimburse $2,500 in legal fees to LG for each LG Note.

The LG Notes are due and payable on May 30, 2015, with interest payable in shares of common stock. If we fail to repay the LG Notes when due, or if other events of default thereunder apply, a default interest rate of 16% per annum will apply. In addition, if we fail to issue unrestricted stock to LG within three business days of receipt of a notice of conversion, we must pay a $250 per day penalty, which fee increases to $500 per day beginning on the tenth day; provided, however, that once each LG Note is cash funded, the penalty shall be an increase of principal by 10%, 20%, or 50% for certain breaches of such LG Note.

We may redeem the First LG Note within 180 days of issuance of such first LG Note at 140% of the face value of the note plus any accrued interest. We may not prepay the Second LG Note unless that first LG Note is redeemed as set forth above.

The LG Note is convertible into shares of our common stock at a conversion price equal to 55% of the lowest closing bid price of our common stock for the ten trading days on or prior to the date upon which notice of conversion is received, subject to reduction to 45% if there is DTC Chill placed on our shares of common stock.

The LG Notes were issued pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 and regulations promulgated thereunder. We believe that LG is an accredited investor and had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

The descriptions above of the LG SPA, the first LG GEL Note, the Second LGA Note, and the LG Payment Note do not purport to be complete and are qualified in their entirety by reference to the full text of the LG SPA, the first LG GEL Note, the Second LGA Note, and the LG Payment Note, a copy of which is filed as 4.2, 4.3, 4.4 and 99.2 hereto, respectively.

UNSECURED CONVERTIBLE NOTE TO JSJ INVESTMENTS, INC. ("JSJ")

On June 10, 2014, we issued a $50,000 12% Convertible Note (the "JSJ Note") to JSJ. The JSJ Note is due and payable on demand at a premium of 150% of the principal amount. If we fail to repay the JSJ Note on demand, a default interest rate of 10% shall also apply from such date. We may not prepay this Note.

The JSJ Note is convertible into shares of our common stock at a conversion price equal to the lower of 55% of the average of the three lowest trading prices in (i) the 20 trading days prior to the date of conversion; or (ii) the ten trading days prior to the execution of the JSJ Note. If we do not issue shares to JSJ within three business days after receipt of a conversion notice, we will be required to issue an additional 25% shares of the shares in the conversion notice per day beginning on the fourth day following our receipt of a conversion notice. This conversion price is subject to adjustment if we issue any securities convertible into or exercisable for common stock where the aggregate price of purchase and exercise per share is lower than the then-existing conversion price.

In addition, if the aggregate price per share of any securities we issue that are convertible into or exchangeable for, directly or indirectly, or exercisable for common stock

The JSJ Note was issued to JSJ pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 and regulations promulgated thereunder. We believe that JSJ is an accredited investor and had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

The description above of the JSJ Note does not purport to be complete and is qualified in its entirety by reference to the full text of the JSJ Note, a copy of which is filed as 4.5 hereto, respectively.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

See the descriptions of the GEL Note, the LG SPA, the LG Notes and the JSJ Note in Item 1.01 above.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

See the descriptions of the GEL Note, the LG SPA, the LG Notes and the JSJ Note in Item 1.01 above.

As of May 27, 2014, we have issued shares of common stock exceeding 5% of the number of shares outstanding as of our last periodic report, as follows:

On May 27, 2014, we issued 82,320,000 shares of common stock to WHC Capital LLC to convert $45,276 in partial principal and interest due under the 12% Secured Convertible Debenture filed as Exhibit 4.6 to our Annual Report on Form 10-K filed with the SEC on December 5, 2013. The issuance was made pursuant to a May 23, 2014 notice of conversion.

Subsequent to May 27, 2014, we have issued shares of common stock as follows:

On June 4, 2014, we issued 54,685,981 shares of common stock to LG to convert $32,811.59 in principal and interest due under the 9% Convertible Redeemable Note dated October 2, 2013 (the "2013 LG Note") filed as Exhibit 4.8 to our Annual Report on Form 10-K filed with the SEC on December 5, 2013. The issuance was made pursuant to a May 27, 2014 notice of conversion and fully paid off the 2013 LG Note.

On June 6, 2014, we issued 38,197,717 shares of common stock to Iconic Holdings, LLC to convert $22,918.63 of principal and interest due under the 9.9% Secured Convertible Promissory Note dated April 15, 2013 filed as Exhibit 10.3 to our Current Report on Form 8-K filed with the SEC on September 20, 2013. The issuance was made pursuant to a June 3, 2014 notice of conversion. (Baker Hostetler 144 opinion).

One June 13, 2014, we issued 30,000,000 to JMJ Financial to convert $15,000 of partial principal and interest due under the Promissory Note filed as Exhibit
4.13 to our Amended Annual Report on Form 10-K/A filed with the SEC on February 20, 2014.The issuance was made pursuant to a June 10, 2014 notice of conversion.

One July 10, 2014, we issued 50,000,000 to JMJ Financial to convert $22,500 of partial principal and interest due under the Promissory Note filed as Exhibit
4.13 to our Amended Annual Report on Form 10-K/A filed with the SEC on February 20, 2014. The issuance was made pursuant to a July 8, 2014 notice of conversion.

On July 10, 2014, we issued 86,644,000 shares of common stock to WHC Capital LLC to convert $42,888.78 in principal and interest due under the 12% Secured Convertible Debenture filed as Exhibit 4.6 to our Annual Report on Form 10-K filed with the SEC on December 5, 2013. The issuance was made pursuant to a June 18, 2014 notice of conversion.

On July 11, 2014, we are issuing 11,111,698 shares of common stock to GEL Properties, LLC to convert $12,445.12 in principal and interest due under 6% Convertible Redeemable Secured Notes in the form filed as Exhibit 4.12 to our Annual Report on Form 10-K filed with the SEC on February 20, 2014. The issuance was made pursuant to a July 7, 2014 notice of conversion.

All of the above-described conversions, issuances and exercises were exempt from registration pursuant to Section 4(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. The shares were issued as unrestricted pursuant to Rule 144 since the each of the converting creditors held their convertible securities for more than six months prior to conversion.

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

As a result of an OTCQB eligibility standard effective May 1, 2014 that requires OTCQB companies to maintained a minimum bid price of $0.01 per share as of the close of business for at least one of the previous 30 consecutive calendar days, the Company was required to move from the OTCQB tier of the OTC Markets to the OTC Pink tier as of May 7, 2014.

SECTION 9 - EXHIBITS

ITEM 9.01 - EXHIBITS

Exhibit
Number                            Description
------                            -----------

4.1 8% Convertible Redeemable Note dated April 28, 2014 between the Registrant and GEL Properties, LLC

4.2 Securities Purchase Agreement dated May 30, 2014 between the Registrant and LG Capital Funding, LLC

4.3 9% Convertible Note dated May 30, 2014 between the Registrant and LG Capital Funding, LLC (first LG Note)

4.4 9% Convertible Note dated May 30, 2014 between the Registrant and LG Capital Funding, LLC (second LG Note)

4.5 12% Convertible Note dated June 10, 2014 between the Registrant and JSJ Investments, Inc.

99.1 Form of Collateralized Secured Promissory Note between GEL Properties, LLC and the Registrant dated April 28, 2014

99.2 Collateralized Secured Promissory Note between LG Capital Funding, LLC and the Registrant May 30, 2014

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.


Dated: July 11, 2014                      /s/ Benny R. Powell
                                          --------------------------------------
                                     By:  Benny R. Powell
                                     Its: Chief Executive Officer, President,
                                          Chief Financial Officer, and Secretary